The Munder Framlington Funds Trust
(the "Trust")
Supplement Dated May 16, 1997
to Prospectus Dated January 2, 1997

Class A, B and C Shares of:

Framlington International Growth Fund, Framlington Emerging
Markets Fund, and Framlington Healthcare Fund (the "Funds").


MINIMUM INITIAL INVESTMENT REDUCED

Effective as of May 16, 1997, the minimum initial investment for the Funds has been reduced to $500 for Class A, B and C Shares of each of the Funds.

SALES CHARGE WAIVERS--CLASS A SHARES
QUALIFIED EMPLOYER SPONSORED RETIREMENT PLANS

Effective as of May 16, 1997, (i) the "How to Purchase Shares-- Sales Charge Waivers--Class A Shares" section of the Prospectus is hereby deleted in its entirety and supplemented as follows and
(ii) the first paragraph under "How to Purchase Shares--Qualified Employer Sponsored Retirement Plans" in the Prospectus is hereby deleted in its entirety and supplemented as follows:

Sales Charge Waivers - Class A Shares

Upon notice to the Funds' transfer agent at the time of purchase, the initial sales charge will be waived on sales of Class A Shares to the following types of purchasers: (1) individuals with an investment account or relationship with Munder Capital Management (the "Advisor"); (2) full-time employees and retired employees of the Advisor, employees of the Funds' administrator, distributor and custodian, and immediate family members of such persons; (3) registered broker-dealers that have entered into selling agreements with the Funds' distributor (the "Distributor"), for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families); (4) certain qualified employee benefit plans as defined below; (5) financial institutions, financial planners or employee benefit plan consultants acting for the accounts of their clients; and (6) employer sponsored retirement plans which are administered by Universal Pensions, Inc. ("UPI Plans").

Qualified Employer Sponsored Retirement Plans

Upon notice to the Funds' transfer agent at the time of purchase, the initial sales charge will be waived on purchases by employer sponsored retirement plans that are qualified under Section 401(a) of the Code including: 401(k) plans, defined benefit pension plans, profit-sharing pension plans, money-purchase pension plans, and Section 457 deferred compensation plans and Section 403(b) plans (each, a "Qualified Employee Benefit Plan") that (1) invest $1,000,000 or more in Class A Shares of investment portfolios offered by the Trust, The Munder Funds, Inc. or The Munder Funds Trust (other than the Index 500 Fund) or (2) have at least 75 eligible plan participants. In addition, the contingent deferred sales charge ("CDSC") of 1% imposed on certain redemptions within one year of purchase will be waived for Qualified Employee Benefit Plan purchases that meet the above criteria. A 1% commission will be paid by the Distributor to dealers and other entities (as permitted by applicable Federal and state law) who initiate and are responsible for Qualified Employee Benefit Plan purchases that meet the above criteria. For purposes of the foregoing sales charge waiver, Simplified Employee Pension Plans ("SEPs"), Individual Retirement Accounts ("IRAs") and UPI Plans are not considered to be Qualified Employee Benefit Plans.

Upon notice to the Funds' transfer agent at the time of purchase, the initial sales charge on Class A Shares will be waived on purchases by UPI Plans. In addition, the CDSC of 1% imposed on certain redemptions within one year of purchase will be waived for UPI Plans. A 1% commission will be paid by the Distributor to dealers and other entities (as permitted by applicable Federal and state law) who initiate and are responsible for UPI Plan purchases.



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